PROPERTY AGREEMENT

THIS AGREEMENT is made effective the 7th day of March, 2005.

BETWEEN:

Jaroslav Ruza, an individual residing in the Province of British Columbia and having a address at 1002-1415 St. Georges Ave., British Columbia, Canada, V7L 4R9

(hereinafter called “Ruza”)

OF THE FIRST PART

AND:

Garpa Resources, Inc. a company duly incorporated under the laws of the State of Nevada, having an office at 5411 Calderwood Crescent, Richmond, British Columbia, Canada, V7C 3G2.

(hereinafter called “Garpa”)

OF THE SECOND PART

WHEREAS:

  Ruza is the sole beneficial owner of 100% of the right, title and interest in and to two Red Lake Mining Division Mining Claims, which is situated in northwestern Ontario and South of Otter Lake, which Mining Claims are more particularly described in Schedule “A” attached hereto and forming part of hereof (hereinafter called the “Claim”); and

  The parties now wish to enter into an agreement granting to Garpa an undivided 100% of the right, title and interest in and to the Claim on the terms and conditions are hereinafter set forth.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

  Representation and Warranties

    Garpa represents and warrants to Ruza that:

      Garpa is a body corporate duly incorporated, organized and validly subsisting under the laws of its incorporating jurisdiction;

      Garpa has full power and authority to carry on its business and to enter into this Agreement and any agreement or instrument referred to or contemplated herein.

      neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Garpa is a party; and

      the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of Gara constating documents.

    Ruza represents and warrants to Garpa:

      the Claim consists of the two mining claims in the Red Lake Mining District which has been duly and validly staked and recorded, as accurately described in Schedule “A”, is presently in good standing under the laws of the jurisdiction in which they are located and, except as set forth herein, is free and clear of all liens, charges and encumbrances;

      Ruza is the owner of a 100% interest in and to the Claim and has the exclusive right to enter into this Agreement and all necessary authority to dispose of an undivided 100% interest in and to the Claim in accordance with the terms of this Agreement;

      no person, firm or corporation has any proprietary or possessory interest in the Claim other than Ruza and no person is entitled to any royalty or other payment in the nature of rent or royalty on any minerals, ores, metals or concentrates or any such products removed from the Claim;

      neither the execution and delivery of this Agreement nor any of the agreements referred to herein or contemplated hereby, nor the consummation of the transactions hereby contemplated will conflict with, result in the breach of or accelerate the performance required by any agreement to which Ruza is a party or by which Ruza is bound; and

      the execution and delivery of this Agreement and the agreements contemplated hereby will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto.

    The representation and warranties hereinbefore set out are conditions on which the parties have relied in entering into this Agreement and will survive the acquisition of any interest in the Claim by Garpa and each party will indemnify and save the other party harmless from all loss, damage, costs, actions and suits arising our of or in connection with any breach or any representation, warranty, covenant, agreement or condition made by the other party and contained herein.

  Purchase Price

    Ruza hereby gives and grants to Garpa an undivided 100% of the right, title and interest of Ruza in and to the Claim, in accordance with the terms of this Agreement for and in consideration of $10,000 United States dollars on the Effective Date.

  Transfer of Title

    Ruza hereby transfers and assigns to Garpa an undivided 100% of the right, title and interest in and to the Claim. Upon execution of this Agreement, Ruza shall execute and deliver any and all documents required of it to deliver registered title of the Claim to Garpa.

  Covenants of Ruza

    Ruza will:

      not do any act or thing which would or might in any way adversely affect the rights of Garpa hereunder;

      make available to Garpa and its representatives all records and files in the possession of Ruza relating to the Claim and permit Garpa and its representatives at its own expense to take abstracts therefrom and make copies thereof; and

      promptly provide Garpa with any and all notices and correspondence from government agencies in respect of the Claim.

  Covenants of Garpa

    Garpa will not do any act or thing which would or might any way adversely affect the rights of Ruza hereunder.

  Further Assurances

    The parties hereto agree that they and each of them will execute all documents and do all acts and things within their respective powers to carry out and implement the provisions or intent of this Agreement.

  Notice

    Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery or facsimile transmission or the same or by mailing the same by prepaid registered or certified mail in each case addressed as follows:

      if to Garpa Resources, Inc.
      5411 Calderwood Crescent,
      Richmond, British Columbia
      Canada V7C 3G2

      if to Jaroslav Ruza
      1002-1415 St. Georges Ave.
      North Vancouver, British Columbia
      Canada V7L 4R9

    Any notice, direction or other instrument aforesaid will, if delivered by courier or facsimile transmission, be deemed to have been given and received on the next business day following the day on which it was delivered or sent by facsimile, and if mailed, be deemed to have been given and received on the fifth business day following the day of mailing, except in the event of disruption of the postal services in which event notice will be deemed to be received only when actually received.

    Any party at any time give to the other notice in writing of any change of address of the party giving such notice and from and after the giving of such notice, the address or addresses of such party for the purpose of giving notice hereunder.

  Headings

    The headings to the respective sections herein will not be deemed part of this Agreement but will be regarded as having been used for convenience only.

  Payment

    All references to monies hereunder will be in United States funds except where otherwise designated. All payments to be made to any party hereunder will be mailed or delivered to such party at its address for notice purposes as provided herein, or for the account of such party at such bank or banks in the United States or Canada as such party may designate from time to time by written notice. Said banks or banks will be deemed the agent of the designating party for the purpose of receiving and collecting such payment.

  Enurement

    This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

  Terms

    The terms and provisions of this Agreement shall be interpreted in accordance with the laws of Nevada.

  Entire Agreement

    This agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether verbal or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.

  Time of Essence

    Time will be of the essence in this Agreement.

  Enforcement of Agreement

    The covenants, promises, terms and conditions contained herein will be binding upon the parties jointly and severally any may be enforced by each as against each other interests.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Garpa Resources, Inc. Per: /s/ Gary Schellenberg President, Gary Schellenberg	Jaroslav Ruza Per: /s/ Jaroslav Ruza Jaroslav Ruza

This is Schedule “A” to a Property Agreement made as of the 7th day of March, 2005 between Jaroslav Ruza and Garpa Resources, Inc.

Claim Area	Claim Number	Expiry Date
KRL (Red Lake)	1248309	2005.06.09
KRL (Red Lake)	1248362	2005.06.09